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                                                               EXHIBIT 99.1

                                                             EXECUTION COPY
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                                KERR GROUP, INC.

                                      AND

                             ALLTRISTA CORPORATION





                            ________________________

                              SALES AGENT AGREEMENT
                            ________________________


                           --------------------------
                           Dated as of March 15, 1996
                           --------------------------







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                             SALES AGENT AGREEMENT


                 THIS SALES AGENT AGREEMENT, dated as of March 15, 1996, by and between KERR GROUP, INC., a Delaware corporation ("Kerr"), and ALLTRISTA CORPORATION, an Indiana corporation ("Agent").

                              W I T N E S S E T H:

                 WHEREAS, pursuant to the terms of an Asset Purchase Agreement, dated as of the date hereof, between Kerr and Agent (the "Asset Purchase Agreement"), Kerr has sold certain assets to Agent; and


                 WHEREAS, Kerr desires to retain Agent to act as its non-exclusive sales agent in connection with the sale of Kerr Pre-Closing Inventory (as herein defined), on the terms and subject to the provisions hereof; and

                 WHEREAS, Agent is willing to act as agent of Kerr in connection with the sale of Kerr Pre-Closing Inventory, on the terms and subject to the provisions hereof.

                 NOW, THEREFORE, in consideration of the foregoing premises and the respective covenants and agreements hereinafter contained, the parties hereby agree as follows:


                 SECTION 1.  DEFINITIONS.

                 SECTION 1.1.  Definitions.

         As used in this Agreement, the following terms shall have the following meanings:


                 "Alltrista Products" shall mean Home Canning Products manufactured by Agent including Kerr Post-Closing Products.

                 "Asset Purchase Agreement" shall have the meaning set forth in the Recitals hereto.

                 "Closing Date" shall mean the date hereof.

                 "Fee" shall have the meaning ascribed to such term in Section
2.2 of this Agreement.

                 "Home Canning Products" shall mean home canning products manufactured or held for sale by Kerr or Agent, including without limitation home canning caps, lids and jars.










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                 "Loss" shall mean any loss, damage, liability, cost or expense
(including reasonable fees and expenses of counsel).

                 "Net Sales Price" shall mean the price for Kerr Pre-Closing Inventory set forth as the invoice price on the invoice delivered to any purchaser of Kerr Pre-Closing Inventory. Net Sales Price shall in any event be the sales price before any deductions for brokers fees or commissions and after freight or other transportation costs.

                 "Kerr Pre-Closing Inventory" shall mean Home Canning Products manufactured or held for sale by or on behalf of Kerr on or prior to the Closing Date, including without limitation any Packing Materials.

                 "Kerr Post-Closing Products" shall mean Home Canning Products manufactured or held for sale by or on behalf of Agent after the Closing Date that use the name "Kerr".

                 "Packing Materials" shall mean any cartons, bacon boxes or flatpacks owned by Kerr on the Closing Date specifically for use in the operation of its home canning business.

                 "person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust or unincorporated organization.

                 "Physical Inventory" shall have the meaning set forth in
Section 2.1(c).

                 "Relevant Period" shall mean the period commencing on January 1, 1995 and ending on the day prior to the Closing Date.

                 "Term" shall have the meaning set forth in Section 2.3 hereof.

                 SECTION 2.  APPOINTMENT OF AGENT; COMPENSATION; DUTIES.

                 SECTION 2.1. Appointment of Agent. (a) Subject to the terms and conditions herein set forth, Kerr hereby appoints Agent to serve as its non-exclusive agent during the Term for purposes of selling Kerr Pre-Closing Inventory, and Agent hereby accepts such appointment.

                 (b) Subject to the terms and conditions herein set forth, Agent shall use its best efforts to sell Kerr Pre-Closing Inventory as promptly as practicable during the Term.

                 (c) Promptly following the Closing Date, Kerr shall take a physical inventory of the Kerr Pre-Closing Inventory, which shall exclude all obsolete inventory (as determined in accordance with generally accepted accounting principles







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consistently applied) (the "Physical Inventory").  Representatives of Agent may
be present during the taking of the Physical Inventory. Kerr shall deliver a copy of the Physical Inventory identifying the Kerr Pre-Closing Inventory by product and number of units to Agent as soon as practicable.

                 SECTION 2.2. Compensation. In consideration for its services hereunder, Kerr shall pay Agent a fee equal to 1/2 of 1% of the Net Sales Price of all Kerr Pre-Closing Inventory sold by Agent on behalf of Kerr pursuant to the terms of this Agreement (the "Fee"). The Fee shall be payable on a quarterly basis no later than 45 days after the end of each fiscal quarter of Kerr. Kerr shall furnish Agent with documentation reasonably requested by Agent to support Kerr's calculation of the Fee.

                 SECTION 2.3. Term of Appointment. Agent shall serve as Agent pursuant to the terms of this Agreement until the earliest of (i) the date on which Kerr and Agent agree in writing to terminate this Agreement, (ii) the date on which at least 95% of the units set forth on the Physical Inventory shall have been sold and (iii) September 15, 1998 (the "Term").

                 SECTION 2.4. Obligations. (a) During the Term, Agent shall offer for sale to its customers and potential customers Kerr brand products in each area in the United States in which Kerr's Home Canning Products were sold during the Relevant Period. Agent shall not make any public announcement or statement during the Term (i) to the effect that it intends to discontinue the manufacture or sale of Home Canning Products using the Kerr name, or (ii) which otherwise has the effect of discouraging customers or potential customers from purchasing Kerr Pre-Closing Inventory.

                 (b) In the event any customer places an order for any Home Canning Products using the Kerr name during the Term, Agent shall arrange to have the order first filled with Kerr Pre-Closing Inventory.

                 (c) In the event Kerr advises Agent in writing that it has insufficient inventory to fill any customer order, Agent may fill that order with Kerr Post-Closing Products of that type. In the event Kerr fails to notify Agent within 2 business days as to whether it has sufficient inventory to fill any customer order, Kerr shall be deemed to have waived its right to fill such order. Agent's only recourse in the event Kerr is unable to fill a customer order with Kerr Pre-Closing Inventory is to fill such order with Alltrista Products, and Kerr and Agent shall have no liability whatsoever to each other in such event.

                 (d) Packing Materials may be sold by Agent, on behalf of Kerr, either in bulk or as a component of a finished product. In the event Packing Materials are sold as a component of a finished product, such Packing Materials shall continue to be owned by Kerr, and Kerr shall bear all risk of loss associated







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with such Packing Materials.  Kerr shall be entitled to be paid for sales of
Packing Materials as a part of finished product if and when the finished product is sold by Agent and Agent receives payment therefor. Kerr and Agent shall mutually agree as to the allocation of the Net Sales Price between Packing Materials and all other components of the finished product.

                 (e) Kerr shall have the right, in its sole discretion, to accept or reject any customer order presented to it by Agent. Kerr shall directly invoice customers for the purchase price of Kerr Pre-Closing Inventory and shall, in its sole discretion, establish credit terms therefor. Notwithstanding the foregoing, in the event the customer is purchasing both Kerr Pre-Closing Inventory and Alltrista Products, and Agent shall have notified Kerr in writing that sending two invoices to the customer is impracticable or unacceptable to the customer, Kerr and Agent shall mutually agree as to how such customer shall be invoiced. In the event Agent receives any payments relating to Kerr Pre-Closing Inventory, such payments shall be remitted to Kerr within five days of the receipt thereof and, prior to remitting such payments, shall be held in trust by Agent for the account of Kerr. In the event Kerr receives any payment relating to Alltrista Products, such payments shall be remitted to Agent within five days of the receipt thereof and, prior to remitting such payments, shall be held in trust by Kerr for the account of Agent.

                 (f) Kerr shall, in its sole discretion, determine the warehouse from which Kerr Pre-Closing Inventory sold by Agent on behalf of Kerr pursuant to the terms of this Agreement shall be shipped.

                 SECTION 2.5. Assumption of Liabilities; Insurance; Taxes. Agent shall at no time take title to any Kerr Pre-Closing Inventory, nor shall risk of loss with respect to Kerr Pre-Closing Inventory pass to Agent at any time. During the Term, any Kerr Pre-Closing Inventory located at the Kerr plant in Jackson, Tennessee shall remain at such plant until sold. Agent waives any right to receive any storage or other fees in connection with such inventory. Kerr shall have the obligation to insure all such Kerr Pre-Closing Inventory. Agent shall have no liability for any taxes relating to the Kerr Pre-Closing Inventory or the sale of the Kerr Pre-Closing Inventory (including personal property and income taxes).

                 SECTION 3.  PURCHASE PRICE; ADJUSTMENTS.

                 SECTION 3.1. Purchase Price. (a) Agent shall have the authority to negotiate the purchase price for Kerr Pre-Closing Inventory, subject to final approval by Kerr.

                 (b) Deductions by customers shall be allocated between Kerr and Agent, on a customer-by-customer basis, based on the nature of the deduction, it being understood that the deduction by a customer on a particular invoice shall not necessarily control such allocation.







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Representatives of Kerr and Agent shall meet in good faith on a periodic basis to resolve such allocation. All disputes relating to such allocation shall be resolved by arbitration in accordance with the provisions of Section 13.6 of the Asset Purchase Agreement.

                 (c) All returns, retains and rebills shall first be charged to Agent to the extent Agent has sold any Kerr Post-Closing Products and then to Kerr to the extent of any Kerr Pre-Closing Inventory sold. Notwithstanding the foregoing, Kerr shall be responsible for any returns of any defective or damaged Kerr Pre-Closing Inventory.

                 SECTION 3.2. No Set-Off. Agent expressly understands and agrees that it shall have no rights of set-off under this Agreement for any claims or amounts due to Agent under the Asset Purchase Agreement.

                 SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

                 SECTION 4.1 Kerr Representations. Kerr hereby represents and warrants to Agent that (i) Kerr is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted; (ii) Kerr has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (iii) the execution and delivery of this Agreement by Kerr and the performance of its obligations hereunder have been duly authorized by all necessary corporate action by the Board of Directors of Kerr, and no other corporate proceedings on the part of Kerr are necessary to authorize such execution, delivery and performance; (iv) the execution, delivery and performance of this Agreement by Kerr do not and will not conflict with (A) any provision of law, (B) the Certificate of Incorporation or by-laws of Kerr, or (C) any court or administrative order or decree applicable to Kerr or its properties or assets; and (v) this Agreement has been duly executed by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

                 SECTION 4.2. Agent Representations. Agent hereby represents and warrants to Kerr that (i) Agent is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted; (ii) Agent has all requisite corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (iii) the execution and delivery of this Agreement by Agent and the performance of its obligations hereunder have been duly authorized by all necessary corporate action by the Board of Directors of Agent, and no other corporate proceedings on the part of Agent are necessary to authorize such execution,






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delivery and performance; (iv) the execution, delivery and performance of this
Agreement by Agent do not and will not conflict with (A) any provision of law,
(B) the Articles of Incorporation or by-laws of Agent, or (C) any court or administrative order or decree applicable to Agent or its properties or assets; and (v) this Agreement has been duly executed by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 5.  COVENANTS.

                 SECTION 5.1. Product Identification. (a) Agent shall use its best efforts to identify any Kerr Post-Closing Products sold by it. Such efforts shall include, to the extent commercially reasonable, stamping or imprinting on all caps and lids manufactured after the Closing Date a symbol or other identifying mark of Agent. Agent shall within five (5) days of the Closing Date notify Kerr in writing as to the method by which it intends to identify any Kerr Post-Closing Products. In the event Agent changes such method it shall provide prompt written notice of such change to Kerr.

                 SECTION 5.2. Each of Agent and Kerr shall keep true and correct records relating to all sales made by it of Kerr Pre-Closing Inventory and Alltrista Products in order to enable the parties to determine the appropriate compensation due to Agent and the allocation of deductions by customers. Agent shall provide Kerr with written reports on a monthly basis, summarizing all sales of Home Canning Products, by customer, and providing such other information as Kerr may reasonably request in order to verify compliance by Agent with the terms of this Agreement. Kerr shall have the right to inspect, review and audit the books and records of Agent relating to the subject matter of this Agreement, and in connection therewith Agent shall afford to Kerr, and to the accountants, counsel and representatives of Kerr, reasonable access during normal business hours to all books and records of Agent relating to the sales of Alltrista Products.

                 SECTION 6.    INDEMNIFICATION.

                 SECTION 6.1. Indemnification by Kerr. Kerr shall indemnify and fully defend, save and hold Agent, and the officers, directors, employees, agents and affiliates of Agent (collectively, the "Agent Indemnitees"), harmless for any Loss of any kind or nature whatsoever suffered by Agent as a direct consequence of any suit, action, investigation, claim or proceeding (collectively, a "Proceeding") arising out of or relating to any product liability claim relating to any Kerr Pre-Closing Inventory (the "Agent Indemnified Liabilities"); provided, however, that Kerr shall have no obligation to an Agent Indemnitee hereunder with respect to Agent Indemnified Liabilities arising from the gross negligence or willful misconduct of Agent or any other Agent Indemnitee.







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                 SECTION 6.2.  Procedures for Indemnification by Kerr.  If
Agent asserts that Kerr has become obligated to Agent pursuant to Section 6.1, or if any Proceeding is begun, made or instituted as a result of which Kerr may become obligated to an Agent Indemnitee hereunder, Agent shall give prompt written notice to Kerr specifying in reasonable detail the facts upon which the claimed indemnification obligation is based. Kerr will have the right, at any time and at its election, to assume the defense of such Proceeding. Agent shall have the right, but not the obligation, to participate at its own expense by counsel of its choice in the defense of any Proceeding the defense of which Kerr shall have assumed and shall in any event cooperate with and assist Kerr to the extent reasonably possible. If Kerr elects to assume the defense of any such Proceeding, Kerr shall not be liable for any settlement or compromise of such Proceeding made without its written consent (which consent shall not be unreasonably withheld or delayed). If Kerr elects not to assume the defense of any such Proceeding, Agent shall have the obligation to do so, and shall have the right to make any compromise or settlement thereof with the written consent of Kerr (which consent shall not be unreasonably withheld or delayed).

                 SECTION 6.3. Indemnification by Agent. Agent shall indemnify and fully defend, save and hold Kerr, and the officers, directors, employees, agents and affiliates of Kerr (collectively, the "Kerr Indemnitees"), harmless for any Loss of any kind or nature whatsoever suffered by Kerr as a direct consequence of any Proceeding arising out of or relating to any product liability claim relating to any Alltrista Product (the "Kerr Indemnified Liabilities"); provided, however, that Agent shall have no obligation to a Kerr Indemnitee hereunder with respect to Kerr Indemnified Liabilities arising from the gross negligence or willful misconduct of Kerr or any other Kerr Indemnitee.

                 SECTION 6.4. Procedures for Indemnification by Agent. If Kerr asserts that Agent has become obligated to it pursuant to Section 6.3, or if any Proceeding is begun, made or instituted as a result of which Agent may become obligated to a Kerr Indemnitee hereunder, Kerr shall give prompt, written notice to Agent specifying in reasonable detail the facts upon which the claimed indemnification obligation is based. Agent will have the right, at any time and at its election, to assume the defense of such Proceeding. Kerr shall have the right, but not the obligation, to participate at its own expense by counsel of its choice in the defense of any Proceeding the defense of which Agent shall have assumed and shall in any event cooperate with and assist Agent to the extent reasonably possible. If Agent elects to assume the defense of any such Proceeding, Agent shall not be liable for any settlement or compromise of such Proceeding made without its written consent (which consent shall not be unreasonably withheld or delayed). If Agent elects not to assume the defense of any such Proceeding, Kerr shall have the obligation to do so, and shall have the right to make any







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reasonable compromise or settlement thereof with the written consent of Agent
(which consent shall not be unreasonably withheld or delayed).

                 SECTION 7.  MISCELLANEOUS.

                 SECTION 7.1. Successors and Assigns. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party, and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto. For purposes of this Agreement, "successors" shall include any subsidiaries of the parties to this Agreement, whether now existing or hereafter formed, any successors of the parties by merger or other business combination, and the subsidiaries of the successors and assigns of the parties.

                 SECTION 7.2. Governing Law. This Agreement shall be construed, performed and enforced in accordance with, and governed by, the laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

                 SECTION 7.3. Expenses. Except as otherwise provided herein, each of the parties hereto shall pay its own expenses in connection with this Agreement and the transactions contemplated hereby. Notwithstanding the foregoing, in the event either party prevails in any action, suit or proceeding brought by it against the other party hereto to enforce its rights hereunder, the prevailing party shall be entitled to be reimbursed for all fees and expenses incurred by it in connection with such action, suit or proceeding, including reasonable attorneys fees.

                 SECTION 7.4. Force Majeure. Neither party shall be liable for any failure of or delay in the performance of this Agreement for the period that such failure or delay is due to acts of God, public enemy, civil war, strikes or labor disputes, or any other cause beyond the parties' reasonable control. Each party agrees to notify the other party promptly of the occurrence of any such cause and to carry out this Agreement as promptly as practicable after such cause is terminated.

                 SECTION 7.5. Severability. In the event that any part of this Agreement is declared by any court or other judicial or administrative body to be null, void or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

                 SECTION 7.6. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (i) on the date of service if served personally on the party to whom notice is to be given, (ii) on the day of transmission if sent via







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facsimile transmission to the facsimile number given below, and telephonic confirmation of receipt is obtained promptly after completion of transmission,
(iii) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service or
(iv) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed, to the party as follows:

         If to Kerr:

                                  Kerr Group, Inc.
                                  1840 Century Park East
                                  Los Angeles, CA  90067
                                  Attn:  D. Gordon Strickland
                                  Telecopy: (310) 282-8011

         Copy to:

                                  Willkie Farr & Gallagher
                                  One Citicorp Center
                                  153 East 53rd Street
                                  New York, New York 10022
                                  Attn:  Harvey L. Sperry, Esq.
                                  Telecopy: (212) 821-8111

         If to Agent:

                                  Alltrista Corporation
                                  301 South High Street
                                  Muncie, Indiana  47305-2326
                                  Attn: William L. Skinner
                                  Telecopy: (317) 281-5400

         Copy to:

                                  Bingham Summers Welsh & Spilman
                                  2700 Market Tower
                                  10 West Market Street
                                  Indianapolis, Indiana  46204-2982
                                  Attn: Joseph E. DeGroff, Esq.
                                  Telecopy: (317) 236-9907

                 Any party may change its address for the purpose of this Section by giving the other party written notice of its new address in the manner set forth above.

                 SECTION 7.7. Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall not be







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deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

                 SECTION 7.8. Entire Agreement. This Agreement contains the entire understanding between the parties hereto with respect to the transactions contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such transactions. All schedules hereto and any documents and instruments delivered pursuant to any provision hereof are expressly made a part of this Agreement as fully as though completely set forth herein.

                 SECTION 7.9. Section and Paragraph Headings. The section and paragraph headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

                 SECTION 7.10. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which shall constitute the same instrument.







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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                              KERR GROUP, INC.



                                              By: /s/ Geoffrey A. Whynot
                                                  ------------------------


                                              ALLTRISTA CORPORATION


                                              By: /s/ William L. Skinner
                                                  ------------------------







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